UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       May 7, 2026

ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware		1-44	41-0129150
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600
Chicago,	Illinois		60601
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ADM	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, on May 7, 2026, the stockholders of Archer-Daniels-Midland Company (the “Company”) approved the amendment to the 2020 Incentive Compensation Plan (the “2020 IC Plan”), which increased the number of shares available for issuance pursuant to awards under the plan by an additional 9,000,000 shares.

A description of the 2020 IC Plan was included in the Company’s proxy statement for its annual meeting of stockholders filed with the Commission on March 26, 2026, and a copy of the 2020 IC Plan, as amended, was included as Annex B thereto and is incorporated by reference herein.

Item 5.07      Submission of Matters to a Vote of Security Holders.

On May 7, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The following proposals were voted on at the meeting with the following final voting results:

Proposal No. 1. All nominees for election to the Board of Directors listed in the proxy statement for the Annual Meeting were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
M.S. Burke	382,722,238	8,803,733	619,065	45,504,618
T. Colbert	387,530,708	3,976,457	637,871	45,504,618
J.C. Collins, Jr.	387,508,247	3,997,730	639,059	45,504,618
T.K. Crews	383,579,378	7,938,306	627,352	45,504,618
E. de Brabander	386,369,162	4,919,716	856,158	45,504,618
S.F. Harrison	385,684,616	5,821,439	638,981	45,504,618
J.R. Luciano	375,603,213	15,943,803	598,020	45,504,618
D.R. McAtee II	387,707,812	3,777,173	660,051	45,504,618
M.C. McMurray	386,083,554	5,421,187	640,295	45,504,618
P.J. Moore	375,269,351	16,250,861	624,824	45,504,618
D.A. Sandler	379,037,815	12,484,213	623,008	45,504,618
L.Z. Schlitz	387,515,946	3,994,109	634,981	45,504,618
K.R. Westbrook	376,347,814	15,155,065	642,157	45,504,618

Proposal No. 2. The compensation of the Company’s named executive officers was approved, on an advisory basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
377,036,214	13,692,455	1,416,367	45,504,618

Proposal No. 3. The appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2026 was ratified by the following votes:

For	Against	Abstain
418,977,505	18,167,625	504,524

Proposal No. 4. The amendment to the 2020 IC Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
378,037,433	12,430,162	1,677,441	45,504,618

Proposal No. 5. The stockholder proposal regarding issuance of a report on pesticide use data reporting in regenerative agriculture program disclosures failed by the following votes:

For	Against	Abstain	Broker Non-Votes
34,414,743	354,197,019	3,533,274	45,504,618

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date:	May 12, 2026	By	/s/ Regina B. Jones
Regina B. Jones
Senior Vice President, Chief Legal Officer, and Secretary